Annual Report
                                 March 31, 1999

                                   Legg Mason

                                Value Trust, Inc.

                               Special Investment
                                   Trust, Inc.

                            Total Return Trust, Inc.



                                 Navigator Class





                                      LEGG
                                      MASON
                                      LOGO


                               HOW TO INVEST (SM)

To Our Shareholders,






   The following table summarizes key statistics for the Navigator Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of March 31, 1999:

                                                              3-Month               12-Month
                                                          Total Return(1)        Total Return(1)
                                                          --------------         --------------
Value Trust                                                  +19.0%                  +51.3%
Growth Funds(2)                                               +4.4%                  +13.5%
Standard & Poor's 500 Composite Index                         +5.0%                  +18.5%

Special Investment Trust                                      +6.1%                  +18.0%
Mid-Cap Funds(3)                                               -.3%                    +.2%
Russell 2000 Index                                            -5.4%                  -16.3%

Total Return Trust                                            -2.3%                   -7.2%
Growth and Income Funds(4)                                    +1.8%                   +5.5%

   As the table indicates, the Value Trust and Special Investment Trust substantially outperformed both comparable funds and relevant stock market indices during the 3- and 12-month periods ended March 31. Total Return Trust trailed the performance of comparable funds during those periods. However, since March 31, that Fund has benefited from a broadening of market interest and a rally in real estate investment trust securities - its total return as this letter is written is +6.3% on a calendar year-to-date basis.

   Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

   On the following pages, Bill Miller, portfolio manager for Value Trust and Special Investment Trust; Nancy Dennin, portfolio manager for Total Return Trust; and Lisa Rapuano, assistant portfolio manager for Special Investment Trust, discuss the Funds and the investment outlook.

   PricewaterhouseCoopers LLP, independent accountants for each of these Funds, has completed its annual examination, and audited financial statements for the fiscal year ended March 31, 1999, are included in this report.

   During 1998 and into 1999, the focus on the Year 2000 issue has increased significantly. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Funds are committed to taking those steps necessary to protect our investors, including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors

-----------
(1) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
(2) All growth funds as measured by Lipper Analytical Services, Inc.
(3) All funds investing principally in securities of companies with medium-sized capitalizations as measured by Lipper Analytical Services, Inc.
(4) All growth and income funds as measured by Lipper Analytical Services, Inc.

throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer-related problems associated with the Year 2000. Contingency plans are in place to ensure that functions critical to the Funds' operations will continue without interruption. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

   For several operational reasons, we are changing the ordinary income dividend and capital gain distribution payment schedules for these Funds. Our new schedule will be to make capital gain distributions, if any, in June and December. We will pay ordinary income dividends, if any, in June, September and December for Value Trust and Total Return Trust; we will pay ordinary income dividends, if any, in June and December for Special Investment Trust.

                                                          Sincerely,

                                                         /S/ John F. Curley, Jr.

                                                       ________________________
                                                         John F. Curley, Jr.
                                                             President

May 17, 1999

PORTFOLIO MANAGERS' COMMENTS

   The end of the first calendar quarter of 1999 is the end of the fiscal year for our Funds. SEC regulations require that investment advisors discuss market conditions and strategies that materially affected a Fund's results during its fiscal year. The format of this letter, a departure from our usual random, digressive style, is designed to facilitate covering the topics required by the regulators.

Review of Fiscal Year 1999 Market Conditions
   Large capitalization stocks performed exceptionally well in the year ending March 31, 1999, returning 18.5% as measured by the S&P 500. Broader measures of stock performance significantly lagged the S&P 500. The Value Line index, which includes both large and small companies, declined 18% during that period. The Russell 2000 index, which covers mostly smaller companies, also declined, down 16% for the 12 months. Such broad divergences in the returns of large and small companies are quite unusual and we would be surprised to see them persist. We believe they were due to the global financial crisis which erupted last summer and which culminated in the panic lows of October 8, l998. Investors sought the relative safety of large, well established companies during this period of uncertainty. With the ebbing of the crisis and the beginning of economic recovery in many of the hardest hit emerging economies, we think investors will once again begin to invest on the basis of hope instead of fear. This bodes well for the returns of small- and mid-size companies where valuations remain quite attractive.

Strategies Affecting Fiscal Year 1999 Results

General:
   The Value Trust and the Special Investment Trust follow a value investing style. Value investors attempt to evaluate the intrinsic worth of a company and purchase securities in that company at prices representing a substantial discount to estimated value. Estimates of business value are subject to substantial uncertainty arising from, but not limited to, the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and so forth. We attempt to minimize the potentially unfavorable consequences of errors in the estimation of business value by building in a margin of safety between our estimates and the price we are willing to pay for a security.
   A variety of quantitative methods and qualitative assessments are used to estimate business value. These include, but again are not limited to, traditional valuation measures such as price earnings ratios, price to book value and price to cash flow ratios, both prospective and historic. Comparative valuation work is extensive, and includes historic, prospective, and scenario-based methods, as well as volatility analyses. Theoretical valuation frameworks are also employed. Discounted cash flow and free cash flow analyses are extensively employed, as are private market and liquidation value analyses.
   Qualitative assessment of business prospects involves studying companies' products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks, and more. We pay particularly close attention to corporate capital allocation policies and the returns resulting therefrom. We believe a management's commitment to shareholder value is often best demonstrated by how they allocate capital.

   The Funds' management also devotes considerable time to the study of important academic work in financial theory and in experimental economics. We have found recent work in behavioral finance and complex adaptive systems to be particularly important in assessing and understanding markets, investor behavior, and competitive strategy.

Value Trust: Strategies Affecting Results
   The Value Trust has followed a consistent investment strategy for many years. It is characterized by careful attention to value, a focused portfolio, and low turnover. The Fund had an excellent year, significantly outperforming all relevant indices of both the market and of comparable mutual funds.
   The Fund's results benefited from a number of its technology holdings, an area where valuation work is often complicated and difficult. Our six best performing stocks in the fiscal year ending March 31, l999, were all technology based. America Online led the way, rising over 750% in the 12-month period. Also more than doubling in the year were cellular phone leader Nokia, biotechnology giant Amgen, Dell Computer, and MCI WorldCom. Among our poorest performers were PennCorp Financial, which ran into regulatory problems, Foundation Health, whose results consistently missed estimates, and Starwood Lodging, whose stock fell sharply for no fundamental business reason we could discern. It has since begun to recover.
   Our long-standing holdings in financial services stocks contributed positively to our results relative to the market and to comparable funds. Most of their contribution came in the past three months, as our financial services holdings underperformed the market in calendar l998.
   The returns of the S&P 500 sharply outpaced those of other market indices in the past year, and the top 50 companies in the S&P outperformed the other 450 companies ranked by market capitalization. Our concentration in mostly large capitalization companies also helped our relative results.
   Our results were also enhanced by mostly avoiding shares whose prices suffered heavy losses. We believe our focus on having a margin of safety in the purchase price contributed to the relative lack of poor performers in the portfolio. A more complete list of stocks affecting our results is included elsewhere in this report.

Special Investment Trust: Strategies Affecting Results
   The Special Investment Trust follows the same investment strategy as the Value Trust, but mostly operates in a different market segment: small- and mid-sized companies and special situations. The Fund produced strong results for shareholders in the fiscal year ending March 31, sharply outperforming indices of small- and mid-sized companies as well as those of measures of funds that invest comparably.
   The main contributor to the Fund's strong performance was its large holding in America Online, which was the Fund's largest position and which rose over 750% in the fiscal year. The Fund has owned AOL for many years, including periods when it performed poorly due to a myriad of concerns. Our strategy of investing in businesses instead of trying to trade stocks to capture anticipated price moves allowed us to benefit from the intense interest in Internet-related stocks, which helped the performance of AOL. Among the other securities helping our results were WPP Group, a large UK-based advertising and communications company whose turnaround became more widely recognized in the last 12 months; Gateway 2000, the direct marketer of computers, which benefited from a more intense focus on balance sheet management; and Hollywood Entertainment, the second largest retailer of videos, whose share price rose as business results rebounded due to new revenue sharing arrangements with major movie studios.
   Small- and mid-capitalization stocks performed poorly in the past year, and the Fund's results, relative to the S&P 500, suffered from our focus on this sector. Among our worst performers were Philip Services (sold during the second quarter), whose acquisition strategy went awry and which fell into bankruptcy; Magellan Health, whose deal to sell its psychiatric hospitals fell through and whose financial results suffered; and Dynex Capital, a well managed mortgage REIT (real estate investment trust) that had to eliminate its dividend as a result of adverse developments brought on, in part, by the global financial crisis. We remain optimistic about the future results we may earn from both Magellan and Dynex.

Total Return Trust: Strategies Affecting Results
   The Total Return Trust follows an investment strategy similar to that of the Value Trust and the Special Investment Trust, while focusing on securities with above market yields. The Fund underperformed its peer group and the S&P 500 for the fiscal year, primarily due to its exposure to REITs, and to select higher yielding stocks, such as Northrop Grumman Corp., J.C. Penney, and Tupperware.
   Additionally, the Total Return Trust was underweight in technology names compared to the S&P 500, since very few technology stocks provide current income. The technology weighting in the S&P 500 is approximately 18%. In contrast, the Fund's only technology holding is IBM, comprising 10% of the portfolio at year end.
   The S&P 500 has no exposure to REITs, in contrast to the Fund's 13% weighting. We believe REITs are extremely attractive, especially for a growth and income fund. REITs substantially underperformed the market over the 12 months ending March 31, 1999, declining an average 19% on a total return basis, a whopping 38% behind the S&P 500's return. What was so remarkable about last year's severe underperformance was that the REITs' earnings, as defined by Funds From Operations (FFO), generally performed in line with expectations. This extreme divergence has resulted in the REITs being substantially mispriced based on every valuation method we use.
   The undervaluation of REITs has not been lost on managements or value investors. Since the beginning of calendar year 1999, several REITs have announced management-led buyouts, and legendary value investor Warren Buffett has disclosed holdings in a number of REITs, including a 5% position in one of the Fund's holdings, Tanger Factory Outlet Centers.
   Equity returns were extremely polarized over the last 12 months, as evidenced by the substantial outperformance of the S&P 500 relative to the Value Line index and the Russell 2000, as detailed in the Review of Fiscal Year 1999 Market Conditions section of this report. Even within the S&P 500, returns were extremely disparate. The top twenty market cap names appreciated 44%, with the remaining 480 advancing 9%.

   The Fund has no market cap limitations. At March 31, 1999, the Fund had about 58% invested in large-cap stocks, and the balance in mid- and small-caps. The flexibility to invest in large-, mid- and small-capitalization stocks has served the Fund well in the past, and I believe will in the future. We do not manage the Fund to outperform every quarter or every year. Shareholders who expect this will most likely be disappointed. Our goal is to outperform our peer group and the major market indices over long periods of time by purchasing securities that we believe are selling at discounts to their intrinsic value.
   The result of last year's underperformance is that the Fund is trading at a substantial discount to the overall market, as evidenced by the Fund's P/E ratio. The holdings of the Fund are trading at only 14x 1999 and 12x 2000 estimated earnings compared to the S&P 500, trading at 27x and 25x, respectively.

Market Outlook: Near Term
   As usual, we are agnostic about the market's near-term direction. A variety of valuation tools suggest that the S&P 500 and the DJIA approximate fair value, a view with which we concur. However, the extreme divergence of equity returns over the last twelve months, and a global economy that appears to be strengthening, suggests that the market's returns should broaden, leading to more balanced returns among the small-, mid- and large-capitalization segments of the market.
   Share prices have begun the calendar year with another strong advance, fueled by continued low inflation, stable monetary policy, a growing budget surplus, and high corporate profitability. Mergers and acquisition activity remains extremely robust and is expected to remain so. The Financial Accounting Standards Board (FASB) has reached a tentative conclusion to eliminate pooling of interests accounting for mergers, thereby substituting one form of financial obfuscation for another. We think that change will spur many companies to accelerate acquisition activities before the deadline for poolings expires, expected to be January 1, 2001.
   As our new fiscal year gets underway, the market is experiencing a sharp change in leadership, with cyclical companies coming to life. The rebound in what are misleadingly referred to as value stocks (i.e., cyclicals) has been sufficiently strong that Caterpillar, Deere, and Alcoa have collectively outperformed Dell, Intel, and Cisco for the calendar year to date. We do not expect that simple-minded security classifications such as "growth" or "value" are likely to provide much guidance in stock selection or insight into the sources of market leadership. We do believe, as noted, that the narrow leadership of the last few years will give way to a more normal (Gaussian) distribution of returns.

Market Outlook: Long Term
   "When we think about the future of the world, we always have in mind its being at the place where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line...and that its direction changes constantly."

                                               Wittgenstein
   One year ago we reflected in this space that the nearly 50% return of the S&P 500 in the previous 12 months was surprising, and was driven by interest rates dropping from 7% to 6% while profits continued to advance. We said then, and still believe, that the era of extraordinary returns is over and that investors should expect equity market returns to fluctuate around the 9% to 10% area. Returns substantially above that would be driven by falling rates and rising profits, and returns substantially below by rising rates and falling profits. Over the past 12 months rates fell about 10% and profits rose, and the S&P 500 was up 18%, despite falling over 20% peak to trough in the July to early October period.
   The U.S. economy looks solid, and global growth is expected to pick up over the next twelve months. Inflation is low, and although commodity prices have stopped declining, capacity is ample in all commodities and sustained price advances appear unlikely. The growing effect of the Internet is a powerful disinflationary force. As a consequence, we expect interest rates to remain in the 6% area or lower, and profits should work moderately higher.
Valuations, although high, are well underpinned by fundamentals.
   The future is inherently unknowable, but it is bet-able. Our bet is that the next year will provide solid returns to equity investors.


                                 Bill Miller, CFA, Portfolio Manager
                                 Value Trust and Special Investment Trust

                                 Nancy Dennin, CFA, Portfolio Manager
                                 Total Return Trust

                                 Lisa O. Rapuano, CFA, Assistant
                                 Portfolio Manager, Special Investment
                                 Trust

May 14, 1999
DJIA 10913.32

PERFORMANCE INFORMATION


TOTAL RETURN FOR ONE YEAR AND LIFE OF CLASS, AS OF MARCH 31, 1999

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of March 31, 1999, for the Value Line Geometric Average ("Value Line") and S&P 500 Composite indices are shown in the table below (additional individual Fund performance is shown with its respective graph).

         Each Fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays Fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

         Average annual total returns as of March 31, 1999, were as follows:



                                                   Value     Special Investment   Total Return    Value Line    S&P 500 Stock
                                                   Trust            Trust             Trust          Index          Index
-----------------------------------------------------------------------------------------------------------------------------
      Average Annual Total Return
          Navigator Class:
             One Year                             +51.3%            +18.0%            -7.2%         -18.1%         +18.5%
             Life of Class(A)                     +44.8%            +24.9%           +21.3%          +9.7%         +29.8%

-----------------------------------------------------------------------------------------------------------------------------

(A) Commencement of sale of Navigator Class for each Fund--December 1, 1994.


Performance Comparison of a $50,000 Investment as of March 31, 1999

         The following graphs compare each Fund's total returns to the Value Line and S&P 500 stock indices. The graphs illustrate the cumulative total return of an initial $50,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any administrative expenses or transaction costs associated with buying and selling securities in the index. Both the Legg Mason Funds' results and the indices' results assume reinvestment of all dividends and distributions.

      Value Trust--Navigator Class





                         Cumulative  Average Annual
                        Total Return  Total Return
--------------------------------------------------
 One Year                  +51.33%      +51.33%
 Life of Class(dagger)    +397.26       +44.78

--------------------------------------------------
(dagger) Inception Date -- December 1, 1994



                               GRAPH APPEARS HERE


         Value Trust Navigator Class        Standard & Poor's 500 Stock Index(1)      Value Line Index(2)
12/1/94            $50,000                                 $50,000                          $50,000
3/31/95             54,053                                  56,265                           53,695
3/31/96             77,583                                  74,325                           63,430
3/31/97            104,712                                  89,060                           68,180
3/31/98            164,295                                 131,810                           91,925
3/31/99            248,629                                 156,142                           75,259


(1) An unmanaged index of widely held common stocks.
(2) An unmanaged index of approximately 1,700 common stocks.



           ---------------------------------------------------------


Selected Portfolio Performance*



      Best performers for the year ended March 31, 1999
-----------------------------------------------------------
       1. America Online, Inc.                     +754.9%
       2. Nokia Oyj                                +188.6%
       3. Amgen Inc.                               +146.0%
       4. Dell Computer Corporation                +141.3%
       5. MCI WorldCom, Inc.                       +105.7%
       6. International Business
            Machines Corporation                    +70.6%
       7. Danaher Corporation                       +37.6%
       8. The Kroger Co.                            +29.6%
       9. General Motors Corporation                +28.8%
      10. Zions Bancorporation                      +26.4%


      * Securities held for the entire year.



Weak performers for the year ended March 31, 1999
-----------------------------------------------------
 1. Foundation Health Systems, Inc.            -55.8%
 2. Western Digital Corporation                -54.8%
 3. Starwood Hotels &
      Resorts Worldwide, Inc.                  -46.5%
 4. Conseco, Inc.                              -45.5%
 5. Metro-Goldwyn-Mayer, Inc.                  -41.3%
 6. Toys "R" Us, Inc.                          -37.4%
 7. Hilton Hotels Corporation                  -33.8%
 8. Storage Technology Corporation             -26.7%
 9. MBIA, Inc.                                 -25.2%
10. BankBoston Corporation                     -21.4%

Portfolio Changes

      Securities added during the 1st quarter 1999
--------------------------------------------------
      Bank One Corporation
      Gateway 2000, Inc.
      The Learning Company, Inc.
      Nextel Communications, Inc.




Securities sold during the 1st quarter 1999
-------------------------------------------
Ford Motor Company
Fred Meyer, Inc.
PennCorp Financial Group, Inc.
Seagate Technology, Inc.

Special Investment Trust--Navigator Class





                          Cumulative  Average Annual
                         Total Return  Total Return
------------------------------------------------------
 One Year                  +18.01%      +18.01%
 Life of Class(dagger)    +161.67       +24.85

------------------------------------------------------
 (dagger) Inception Date -- December 1, 1994

                               GRAPH APPEARS HERE

               Special Investment Trust Navigator Class      Standard & Poor's 500 Stock Index(1)      Value Line Index (2)
   12/1/94                         $50,000                                  $50,000                            $50,000
   3/31/95                          52,407                                   56,265                             53,695
   3/31/96                          68,049                                   74,325                             63,430
   3/31/97                          76,766                                   89,060                             68,180
   3/31/98                         110,868                                  131,810                             91,925
   3/31/99                         130,835                                  156,142                             75,259

(1) An unmanaged index of widely held common stocks.
(2) An unmanaged index of approximately 1,700 common stocks.


          ------------------------------------------------------------


Selected Portfolio Performance*



      Best performers for the year ended March 31, 1999
----------------------------------------------------------
       1. America Online, Inc.                     +754.9%
       2. WPP Group plc                             +52.3%
       3. Gateway 2000, Inc.                        +46.1%
       4. Hollywood Entertainment Corp.             +33.0%
       5. Players International, Inc.               +26.6%
       6. Bell & Howell Company                      +6.8%
       7. Olsen & Associates AG                      +3.3%
       8. MidAmerican Energy Holdings
          Company**                                  -0.9%
       9. Northeast Utilities System                 -3.1%
      10. Hollywood Park, Inc.                      -12.2%


      * Securities held for the entire year.
      **Formerly Calenergy Company, Inc.




Weak performers for the year ended March 31, 1999
-----------------------------------------------------
 1. Mego Financial Corp.                       -85.0%
 2. Magellan Health Services, Inc.             -83.9%
 3. Dynex Capital, Inc.                        -72.4%
 4. InaCom Corp.                               -71.9%
 5. Cott Corporation                           -68.0%
 6. LASER Mortgage Management, Inc.            -66.7%
 7. Western Digital Corporation                -54.8%
 8. ICG Communications                         -46.3%
 9. Cabletron Systems, Inc.                    -43.8%
10. Orion Capital Corporation                  -42.9%


Portfolio Changes

      Securities added during the 1st quarter 1999
--------------------------------------------------
      Amazon.com Inc., Cv. Bonds, 4.75% due 2/1/09
      CKE Restaurants, Inc.
      General Nutrition Companies, Inc.
      MedPartners, Inc.
      Micron Electronics, Inc.



Securities sold during the 1st quarter 1999
-------------------------------------------
Patriot American Hospitality, Inc.
PennCorp Financial Group, Inc.
Quantum Corporation

Total Return Trust--Navigator Class


                        Cumulative  Average Annual
                       Total Return  Total Return
--------------------------------------------------
 One Year                   -7.18%       -7.18%
 Life of Class(dagger)    +131.29       +21.34

--------------------------------------------------
 (dagger) Inception Date -- December 1, 1994

                               GRAPH APPEARS HERE

            Total Return Trust Navigator Class      Standard & Poor's 500 Stock Index (1)      Value Line Index (2)
   12/1/94               $50,000                                    $50,000                           $50,000
   3/31/95                51,261                                     56,265                            53,695
   3/31/96                68,870                                     74,325                            63,430
   3/31/97                86,551                                     89,060                            68,180
   3/31/98               124,583                                    131,810                            91,925
   3/31/99               115,638                                    156,142                            75,259

(1) An unmanaged index of widely held common stocks.
(2) An unmanaged index of approximately 1,700 common stocks.


              ----------------------------------------------------


Selected Portfolio Performance*



      Best performers for the year ended March 31, 1999
----------------------------------------------------------
       1. International Business
           Machines Corporation                     +70.6%
       2. Ford Motor Company                        +31.8%
       3. General Motors Corporation                +28.8%
       4. The Chase Manhattan Corporation           +20.6%
       5. Lloyds TSB Group plc                       -2.7%
       6. BankAmerica Corporation                    -3.3%
       7. The Bear Stearns Companies, Inc.           -8.4%
       8. Fleet Financial Group, Inc.               -11.5%
       9. Washington Federal, Inc.                  -15.9%
      10. American Financial Group Inc.             -18.9%


      * Securities held for the entire year.




Weak performers for the year ended March 31, 1999
-----------------------------------------------------
 1. Olin Corporation                           -66.1%
 2. LaSalle Re Holdings Limited                -64.8%
 3. J.C. Penney Company, Inc.                  -46.5%
 4. Northrop Grumman Corporation               -44.3%
 5. IPC Holdings Limited                       -38.4%
 6. Enhance Financial Services
     Group, Inc.                               -34.5%
 7. Tanger Factory Outlet Centers, Inc.        -34.3%
 8. Tupperware Corporation                     -32.4%
 9. National Golf Properties, Inc.             -31.0%
10. Walden Residential Properties, Inc.        -30.2%


Portfolio Changes

      Securities added during the 1st quarter 1999
--------------------------------------------------
      Washington Mutual, Inc.



Securities sold during the 1st quarter 1999
-------------------------------------------
AK Steel Holding Corporation
Briggs & Stratton Corporation
British Steel plc
IndyMac Mortgage Holdings, Inc.
Telefonos de Mexico S.A. ADR
UST, Inc.

Statement of Net Assets
March 31, 1999
(Amounts in Thousands)


Legg Mason Value Trust, Inc.


                                                                                Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 91.3%
      Advertising --2.5%
      WPP Group plc                                                              30,890                 $   267,813
                                                                                                        -----------
      Automotive --1.7%
      General Motors Corporation                                                  2,100                     182,438
                                                                                                        -----------
      Banking --13.2%
      Bank One Corporation                                                        1,379                      75,942
      BankAmerica Corporation                                                     2,197                     155,191
      BankBoston Corporation                                                      5,100                     220,894
      Citigroup Inc.                                                              4,725                     301,809
      Fleet Financial Group, Inc.                                                 1,338                      50,354
      Lloyds TSB Group plc                                                       11,466                     173,451
      The Chase Manhattan Corporation                                             4,600                     374,038
      Zions Bancorporation                                                        1,403                      93,286
                                                                                                        -----------
                                                                                                          1,444,965
                                                                                                        -----------
      Computer Services and Systems --15.9%
      Compaq Computer Corporation                                                 5,790                     183,470
      Dell Computer Corporation                                                  15,000                     613,125(A)
      First Data Corporation                                                      1,736                      74,210
      Gateway 2000, Inc.                                                          4,300                     294,819(A)
      International Business Machines Corporation                                 1,275                     225,994
      Storage Technology Corporation                                              6,600                     183,975(A,B)
      The Learning Company, Inc.                                                  4,300                     124,700(A)
      Western Digital Corporation                                                 4,000                      31,750(A)
                                                                                                        -----------
                                                                                                          1,732,043
                                                                                                        -----------
      Electrical Equipment --1.9%
      Koninklijke (Royal)Philips Electronics N.V.                                 2,525                     208,155
                                                                                                        -----------
      Entertainment --2.6%
      Circus Circus Enterprises, Inc.                                             5,200                      91,325(A,B)
      MGM Grand, Inc.                                                             2,570                      86,416(A)
      Mirage Resorts, Incorporated                                                5,110                     108,590(A)
                                                                                                        -----------
                                                                                                            286,331
                                                                                                        -----------
      Finance --5.8%
      Fannie Mae                                                                  3,200                     221,600
      Freddie Mac                                                                 2,000                     114,250
      MBNA Corporation                                                            6,368                     152,039
      The Bear Stearns Companies, Inc.                                            3,150                     140,765
                                                                                                        -----------
                                                                                                            628,654
                                                                                                        -----------



                                                                                Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco --1.5%
      PepsiCo, Inc.                                                               1,700                 $    66,619
      Philip Morris Companies, Inc.                                               2,636                      92,754
                                                                                                        -----------
                                                                                                            159,373
                                                                                                        -----------
      Food Merchandising -- 1.4%
      The Kroger Co.                                                              2,500                    149,688(A)
                                                                                                        -----------
      Health Care -- 3.1%
      Foundation Health Systems, Inc.                                             8,805                     107,311(A,B)
      United HealthCare Corporation                                               4,400                     231,550
                                                                                                        -----------
                                                                                                            338,861
                                                                                                        -----------
      Hotels and Motels -- 0.6%
      Hilton Hotels Corporation                                                   5,025                      70,664
                                                                                                        -----------
      Insurance -- 5.5%
      Ambac Financial Group, Inc.                                                   870                      46,985
      Berkshire Hathaway Inc. - Class A                                               4                     292,669(A)
      Conseco, Inc.                                                                 978                      30,196
      MBIA, Inc.                                                                    605                      35,090
      MGIC Investment Corporation                                                 5,700                     199,856(B)
                                                                                                         -----------
                                                                                                            604,796
                                                                                                         -----------
      Manufacturing -- 1.2%
      Danaher Corporation                                                         2,400                     125,400
                                                                                                        -----------
      Media -- 18.9%
      America Online, Inc.                                                       14,097                   2,058,194(A)
                                                                                                        ------------

      Motion Pictures andServices -- 0.3%
      Metro-Goldwyn-Mayer, Inc.                                                   2,747                      36,052(A)
                                                                                                        -----------

      Pharmaceuticals -- 2.1%
      Amgen Inc.                                                                  3,000                     224,625(A)
                                                                                                        -----------
      Real Estate  -- 2.1%
      Starwood Hotels & Resorts Worldwide, Inc.                                   8,200                     234,212
                                                                                                        -----------
      Retail Sales -- 1.7%
      Toys "R" Us, Inc.                                                          10,000                     188,125(A)
                                                                                                        -----------
      Savings and Loan -- 2.0%
      Washington Mutual, Inc.                                                     5,400                     220,728
                                                                                                        -----------


                                                                                Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------
      Telecommunications -- 7.3%
      MCI WorldCom, Inc.                                                          3,178                 $   281,466(A)
      Nextel Communications, Inc.                                                 4,800                     175,800(A)
      Nokia Oyj                                                                   1,500                     233,625
      Telefonos de Mexico S.A. ADR                                                1,600                     104,800
                                                                                                        -----------
                                                                                                            795,691
                                                                                                        -----------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $4,799,565)                                                                    9,956,808
                                                                                                        -----------
Repurchase Agreements -- 9.5%
      Goldman, Sachs & Company
        4.93%, dated 3/31/99, to be repurchased at $345,801 on 4/1/99
      (Collateral: $367,588 Fannie Mae mortgage-backed securities,
      6% due 2/1/29, value $358,168)                                           $345,754                     345,754
      J.P. Morgan Securities, Inc.
        4.95%, dated 3/31/99, to be repurchased at $345,801 on 4/1/99
      (Collateral: $366,244 Freddie Mac mortgage-backed securities,
      6% due 1/1/29, value $357,202)                                            345,754                     345,754
      Merrill Lynch & Co., Inc.
        4.95%, dated 3/31/99, to be repurchased at $345,801 on 4/1/99
      (Collateral: $250,232 Fannie Mae mortgage-backed securities, 6-7.50% due
      2/1/19-3/1/28, value $252,919; $103,640 Freddie Mac mortgage-backed securities, 6.50-7% due 11/1/18-6/1/28,
      value $105,350)                                                           345,754                     345,754
                                                                                                        -----------
      Total Repurchase Agreements (Identified Cost-- $1,037,262)                                          1,037,262
----------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.8%  (Identified Cost-- $5,836,827)                                         10,994,070
      Other Assets Less Liabilities--  (0.8)%                                                               (82,140)
                                                                                                        -----------

      Net assets-- 100.0%                                                                               $10,911,930
                                                                                                        ===========


----------------------------------------------------------------------------------------------------------------------
      Net assets consisting of:
      Accumulated paid-in capital applicable to:
    138,143 Primary shares outstanding                                       $4,867,973
      10,933 Navigator shares outstanding                                       491,732
      Accumulated net operating loss                                                (75)
      Undistributed net realized gain on investments
        and foreign currency transactions                                       395,076
      Unrealized appreciation of investments
        and foreign currency translations                                     5,157,224
                                                                              ---------

      Net assets-- 100.0%                                                                               $10,911,930
                                                                                                        ===========
      Net asset value per share:

        Primary Class                                                                                        $73.09
                                                                                                             ======
        Navigator Class                                                                                      $74.49
                                                                                                             ======

-------------------------------------------------------------------------------------------------------------------

(A)Non-income producing.
(B)Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents fund ownership of at least 5% of the outstanding voting securities of the issuer. At March 31, 1999, the total market value of Affiliated Companies was $582,467 and the identified cost was $670,938.

      See notes to financial statements.

Statement of Net Assets
March 31, 1999
(Amounts in Thousands)


Legg Mason Special Investment Trust, Inc.



                                                                                Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 92.7%
      Advertising -- 6.0%
      WPP Group plc                                                              13,250                   $ 114,876
                                                                                                          ---------

      Banking --  1.5%
      Peoples Heritage Financial Group, Inc.                                      1,600                      28,800
                                                                                                          ---------
     Biotechnology -- 0.3%
      Cell Genesys, Inc.                                                          1,225                       6,048(A)
                                                                                                          ---------

      Business Services -- 2.0%
      Modis Professional Services, Inc.                                           4,258                      38,590(A)
                                                                                                          ---------

      Computer Services and Systems -- 21.9%
      Bell & Howell Company                                                       1,000                      29,313(A)
      Gateway 2000, Inc.                                                          1,800                     123,412(A)
      ICGCommunications                                                           2,600                      52,000(A,B)
      InaCom Corp.                                                                2,655                      20,574(A,B)
      Micron Electronics, Inc.                                                    3,000                      35,250(A)
      Remedy Corporation                                                            378                       5,298(A)
      Silicon Graphics, Inc.                                                      2,700                      45,056(A)
      Storage Technology Corporation                                              2,000                      55,750(A)
      Symantec Corporation                                                        2,800                      47,425(A,B)
      Western Digital Corporation                                                   933                       7,405(A)
                                                                                                          ---------
                                                                                                            421,483
                                                                                                          ---------
     Computer Software -- 1.5%
      Sybase, Inc.                                                                3,700                      29,369(A)
                                                                                                          ---------
      Electronics - Semiconductor -- 2.1%
      Hadco Corp.                                                                 1,265                      39,847(A,B)
                                                                                                          ---------
     Energy -- 4.0%
      MidAmerican Energy Holdings Company                                         1,550                      43,400
      Northeast Utilities System                                                  2,405                      33,368(A)
                                                                                                          ---------
                                                                                                             76,768
                                                                                                          ---------
      Entertainment -- 6.6%
      Circus Circus Enterprises, Inc.                                             2,300                      40,394(A)
      Hollywood Entertainment Corp.                                               2,400                      44,700(A,B)
      Hollywood Park, Inc.                                                        2,515                      25,936(A,B)
      Players International, Inc.                                                 2,485                      15,531(A,B)
                                                                                                          ---------
                                                                                                            126,561
                                                                                                          ---------


                                                                                Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------
     Finance -- 4.2%
      Amerin Corporation                                                          1,860                   $   37,781(A,B)
      Mego Financial Corp.                                                          300                          234(A)
      United Asset Management Corporation                                         1,927                       43,599
                                                                                                           ---------
                                                                                                              81,614
                                                                                                           ---------
      Food, Beverage and Tobacco -- 0.8%
      Cott Corporation                                                            6,000                       14,625(B)
                                                                                                           ---------
     Health Care -- 4.3%
      Magellan Health Services, Inc.                                              2,350                        9,840(A,B)
      MedPartners, Inc.                                                           8,000                       38,000(A)
      PhyCor, Inc.                                                                7,185                       34,129(A,B)
                                                                                                           ---------
                                                                                                              81,969
                                                                                                           ---------
     Insurance -- 6.4%
      CMAC Investment Corporation                                                   700                       27,300
      Enhance Financial Services Group, Inc.                                      2,100                       47,775(B)
      Orion Capital Corporation                                                   1,525                       47,656(B)
                                                                                                          ---------
                                                                                                             122,731
                                                                                                           ---------
     Media -- 22.0%
      America Online, Inc.                                                        2,893                      422,346(A)
                                                                                                           ---------
     Miscellaneous -- 0.1%
      Olsen & Associates AG                                                         300                        2,032(A,C)
                                                                                                           ---------

      Networking Products -- 1.5%
      Cabletron Systems, Inc.                                                     3,600                       29,475(A)
                                                                                                           ---------

      Real Estate -- 0.8%
      Dynex Capital, Inc.                                                         1,857                        6,151
      LASER Mortgage Management, Inc.                                             1,795                        9,761(B)
                                                                                                           ---------
                                                                                                              15,912
                                                                                                           ---------
      Restaurants -- 0.6%
      CKE Restaurants, Inc.                                                         593                       11,716
                                                                                                           ---------

      Specialty Retail -- 6.1%
      Consolidated Stores Corporation                                             2,200                       66,688(A)
      General Nutrition Companies, Inc.                                           1,850                       25,900(A)
      Liz Claiborne, Inc.                                                           735                       23,966
                                                                                                           ---------
                                                                                                             116,554
                                                                                                           ---------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $1,268,899)                                                                     1,781,316
----------------------------------------------------------------------------------------------------------------------





                                                                                Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 1.8%
      Amazon.com Inc., Cv. Bonds, 4.75% due 2/1/09                               $20,000                 $   25,175(D)
      ICO Global Communications, 15% due 8/1/05                                   15,000                      9,000
                                                                                                         ----------
      Total Corporate Bonds and Notes (Identified Cost-- $28,700)                                            34,175
----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 6.3%
      Goldman, Sachs &Company
        4.93%, dated 3/31/99, to be repurchased at $40,713 on 4/1/99
        (Collateral: $43,279 Fannie Mae mortgage-backed securities,
        6% due 2/1/29, value $42,170)                                             40,707                     40,707
      J.P. Morgan Securities, Inc.
        4.95%, dated 3/31/99, to be repurchased at $40,713 on 4/1/99
        (Collateral: $43,117 Freddie Mac mortgage-backed securities,
        6% due 1/1/29, value $42,053)                                             40,708                     40,708
      Merrill Lynch & Co., Inc.
        4.95%, dated 3/31/99, to be repurchased at $40,713 on 4/1/99
        (Collateral: $41,076 Fannie Mae mortgage-backed securities,
        7% due 4/1/13, value $42,162)                                             40,708                     40,708
                                                                                                           --------
      Total Repurchase Agreements (Identified Cost-- $122,123)                                              122,123
----------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.8%  (Identified Cost-- $1,419,722)                                          1,937,614
      Other Assets Less Liabilities-- (0.8)%                                                                (15,833)
                                                                                                          ----------

      Net assets consisting of:
      Accumulated paid-in capital applicable to:
       47,658  Primary shares outstanding                                     $1,029,845
        1,765  Navigator shares outstanding                                       37,933
      Accumulated net operating loss                                                  (4)
      Undistributed net realized gain on investments                             336,115
      Unrealized appreciation of investments                                     517,892
                                                                              ----------

      Net assets-- 100.0%                                                                                $1,921,781
                                                                                                         ==========

      Net asset value per share:

        Primary Class                                                                                        $38.82
                                                                                                             ======
        Navigator Class                                                                                      $40.51
                                                                                                             ======

----------------------------------------------------------------------------------------------------------------------

(A)Non-income producing.
(B)Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At March 31, 1999, the total market value of Affiliated Companies was $447,580 and the identified cost was $552,431.
(C)Private placement and an illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents .11% of net assets.
(D) Rule 144a security--A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that Rule except to qualified institutional buyers. This security represents 1.3% of net assets.


      See notes to financial statements.

Statement of Net Assets
March 31, 1999
(Amounts in Thousands)


Legg Mason Total Return Trust, Inc.



                                                                                Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 93.0%
      Aerospace/Defense -- 3.9%
      Northrop Grumman Corporation                                                  381                   $  22,824
                                                                                                          ---------

     Automotive -- 6.6%
      Ford Motor Company                                                            200                      11,350
      General Motors Corporation                                                    310                      26,931
                                                                                                          ---------
                                                                                                             38,281
                                                                                                          ---------
      Banking -- 21.2%
      Bank One Corporation                                                          200                      11,013
      BankAmerica Corporation                                                       227                      16,049
      Citigroup Inc.                                                                300                      19,162
      Fleet Financial Group, Inc.                                                   235                       8,842
      Lloyds TSB Group plc                                                        2,544                      38,488
      The Chase Manhattan Corporation                                               360                      29,272
                                                                                                          ----------
                                                                                                            122,826
                                                                                                          ---------
      Chemicals -- 2.0%
      Millennium Chemicals Inc.                                                     284                       5,639
      Olin Corporation                                                              616                       6,202
                                                                                                          ----------
                                                                                                             11,841
                                                                                                          ---------
      Computer Services and Systems -- 10.2%
      International Business Machines Corporation                                   335                      59,379
                                                                                                          ---------
      Consumer Products -- 4.7%
      Brunswick Corporation                                                         679                      12,934
      Tupperware Corporation                                                        796                      14,328
                                                                                                          ---------
                                                                                                             27,262
                                                                                                          ---------
      Electric Utilities -- 5.5%
      Edison International                                                          785                      17,466
      Illinova Corporation                                                          690                      14,620
                                                                                                          ---------
                                                                                                             32,086
                                                                                                          ---------
      Finance -- 5.3%
      The Bear Stearns Companies, Inc.                                              396                      17,677
      United Asset Management Corporation                                           583                      13,195
                                                                                                          ---------
                                                                                                             30,872
                                                                                                          ---------

LEGG MASON TOTAL RETURN TRUST, INC.--CONTINUED



                                                                                Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 1.5%
      Nabisco Holdings Corp.                                                        209                   $   8,687
                                                                                                          ---------

      Insurance -- 8.3%
      American Financial Group Inc.                                                 420                      14,779
      Enhance Financial Services Group, Inc.                                        786                      17,872
      IPC Holdings Limited                                                          466                       9,266
      LaSalle Re Holdings Limited                                                   416                       6,135
                                                                                                          ---------
                                                                                                             48,052
                                                                                                          ---------
      Oil Refining andMarketing -- 2.0%
      Unocal Corporation                                                            315                      11,596
                                                                                                          ---------

      Real Estate -- 12.8%
      Mid-America Apartment Communities, Inc.                                       655                      14,001
      National Golf Properties, Inc.                                                561                      12,338
      Nationwide Health Properties, Inc.                                            650                      12,350
      Patriot American Hospitality, Inc.                                          1,330                       6,818
      Regency Realty Corporation                                                    578                      10,834
      Tanger Factory Outlet Centers, Inc.                                           524                      10,029(B)
      Walden Residential Properties, Inc.                                           450                       7,931
                                                                                                          ---------
                                                                                                             74,301
                                                                                                          ---------
      Retail Sales -- 6.8%
      J.C. Penney Company, Inc.                                                     441                      17,865
      Toys "R" Us, Inc.                                                           1,135                     21,352(A)
                                                                                                          ---------
                                                                                                             39,217
                                                                                                         ---------

      Savings and Loan -- 2.2%
      Washington Federal, Inc.                                                      535                      11,234
      Washington Mutual, Inc.                                                        40                       1,635
                                                                                                          ---------
                                                                                                             12,869
                                                                                                          ---------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $431,045)                                                                        540,093
----------------------------------------------------------------------------------------------------------------------




                                                                                Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 7.6%
      Goldman, Sachs & Company
        4.93%, dated 3/31/99, to be repurchased at $14,578 on 4/1/99
        (Collateral: $14,567 Freddie Mac mortgage-backed securities,
        7.50% due 9/1/10, value $15,109)                                       $ 14,575                    $ 14,575
      J.P. Morgan Securities, Inc.
        4.95%, dated 3/31/99, to be repurchased at $14,578 on 4/1/99
        (Collateral: $15,438 Freddie Mac mortgage-backed securities,
        6% due 1/1/29, value $15,057)                                            14,576                      14,576
      Merrill Lynch & Co., Inc.
        4.95%, dated 3/31/99, to be repurchased at $14,578 on 4/1/99
        (Collateral: $14,938 Freddie Mac mortgage-backed securities,
        7% due 3/1/04, value $15,133)                                            14,576                      14,576
                                                                                                             ------
      Total Repurchase Agreements (Identified Cost-- $43,727)                                                43,727
----------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.6%  (Identified Cost-- $474,772)                                              583,820
      Other Assets Less Liabilities--  (0.6)%                                                                (3,228)
                                                                                                          ---------

      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        26,812 Primary shares outstanding                                      $433,458
           718 Navigator shares outstanding                                      11,593
      Undistributed net investment income                                         3,199
      Undistributed net realized gain on investments
        and foreign currency transactions                                        23,298
      Unrealized appreciation of investments and
        foreign currency translations                                           109,044
                                                                                -------

      Net assets --100.0%                                                                                   $580,592
                                                                                                            ========

      Net asset value per share:

        Primary Class                                                                                        $21.08
                                                                                                             ======

        Navigator Class                                                                                      $21.27
                                                                                                             ======

----------------------------------------------------------------------------------------------------------------------

(A) Non-income producing.
(B) Affiliated Company--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At March 31, 1999, the total market value of Affiliated Companies was $10,029 and the identified cost was $13,002.

      See notes to financial statements.

Statements of Operations
(Amounts in Thousands)





                                                                                      Year Ended 3/31/99
------------------------------------------------------------------------------------------------------------------------
                                                                         Value        Special Investment    Total Return
                                                                         Trust               Trust              Trust
------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Dividends:
        Affiliated companies                                         $      109           $  4,649           $   1,121
        Other securities(A)                                              61,605              3,117              20,118
      Interest                                                           26,481              5,859               2,257
                                                                      ---------          ---------            --------
          Total income                                                   88,195             13,625              23,496
                                                                      ---------          ---------            --------

Expenses:
      Investment advisory fee                                            44,995             11,609               4,953
      Distribution and service fees                                      60,266             15,329               6,436
      Transfer agent and shareholder servicing expense                    2,405                900                 382
      Audit and legal fees                                                  136                 80                  52
      Custodian fee                                                         976                356                 199
      Directors' fees                                                        15                 15                  10
      Registration fees                                                     815                 75                  33
      Reports to shareholders                                               543                236                  95
      Other expenses                                                        176                 52                  21
                                                                      ---------          ---------            --------
                                                                        110,327             28,652              12,181
          Less expenses reimbursed                                          (57)               (46)                 --
                                                                      ---------          ---------            --------
          Total expenses, net of reimbursement                          110,270             28,606              12,181
                                                                      ---------          ---------            --------
      Net Investment Income (Loss)                                      (22,075)           (14,981)             11,315
                                                                      ---------          ---------            --------

Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on investments
         and foreign currency transactions(B)                           448,566            336,374              39,998
      Change in unrealized appreciation (depreciation)
         of investments and foreign currency translations             2,834,373            (48,661)           (111,047)
                                                                      ---------          ---------            --------
      Net Realized and Unrealized Gain (Loss) on Investments          3,282,939            287,713             (71,049)
----------------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting From Operations                 $3,260,864           $272,732           $ (59,734)
----------------------------------------------------------------------------------------------------------------------

(A)Net of foreign taxes withheld of $718, $58 and $212, respectively.
(B)Includes net realized gains of $6,931 for Special Investment Trust on sale of shares of Affiliated Companies. Value Trust and Total Return Trust did not sell any shares of Affiliated Companies during the period.



See notes to financial statements.

Statements of Changes in Net Assets
(Amounts in Thousands)






                                                              Value           Special Investment         Total Return
                                                              Trust                  Trust                   Trust
                                                       -------------------    -------------------     --------------------
                                                           Years Ended            Years Ended             Years Ended
                                                       3/31/99     3/31/98     3/31/99     3/31/98     3/31/99    3/31/98
--------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income (loss)                  $   (22,075) $     (915)  $(14,981)   $(13,486) $  11,315   $  11,268
      Net realized gain (loss) on investments
         and foreign currency transactions              448,566     265,457    336,374     141,560     39,998      35,393
      Change in unrealized appreciation
         (depreciation) of investments
         and foreign currency translations            2,834,373   1,219,286    (48,661)    320,630   (111,047)    134,822
-------------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                               3,260,864   1,483,828    272,732     448,704    (59,734)    181,483
      Distributions to shareholders:
         From net investment income:
             Primary Class                                   --      (1,871)        --         --     (11,139)     (9,038)
             Navigator Class                                 --        (833)        --         --        (484)       (356)
         From net realized gain on investments:
             Primary Class                             (150,596)   (184,252)  (116,290)    (55,315)   (34,968)    (43,292)
             Navigator Class                             (7,843)     (6,674)    (4,400)     (2,378)      (897)     (1,205)
      Change in net assets from Fund share transactions
             Primary Class                            2,429,161   1,330,278    149,813     232,869    (30,622)    195,828
             Navigator Class                            390,271      49,445      1,291       5,656        109       4,401
-------------------------------------------------------------------------------------------------------------------------
      Change in net assets                            5,921,857   2,669,921    303,146     629,536   (137,735)    327,821
Net Assets:
      Beginning of year                               4,990,073   2,320,152  1,618,635     989,099    718,327     390,506
-------------------------------------------------------------------------------------------------------------------------
      End of year                                   $10,911,930  $4,990,073 $1,921,781  $1,618,635   $580,592    $718,327
-------------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income (loss)    $       (75) $     --   $       (4) $      --    $  3,199    $  3,525
-------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

Financial Highlights

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.



                                             Investment Operations                       Distributions
                                      --------------------------------------   -------------------------------------
                                                                                              From
                          Net Asset      Net       Net  Realized    Total         From        Net                    Net Asset
                           Value,    Investment   and Unrealized     From         Net       Realized                  Value,
                         Beginning     Income     Gain (Loss) on  Investment   Investment    Gain on      Total       End of
                           of Year     (Loss)      Investments    Operations     Income    Investments Distributions   Year
------------------------------------------------------------------------------------------------------------------------------
Value Trust
      --Navigator Class
        Years Ended Mar. 31,
        1999                $50.57         $ .20        $25.13      $25.33        $ --       $(1.41)       $(1.41)    $74.49
        1998                 34.30           .35         18.55       18.90        (.31)       (2.32)        (2.63)     50.57
        1997                 27.08           .41          8.75        9.16        (.41)       (1.53)        (1.94)     34.30
        1996                 20.27           .43          8.02        8.45        (.40)       (1.24)        (1.64)     27.08
        1995(A)              18.76           .12          1.40        1.52        (.01)          --          (.01)     20.27

Special Investment Trust
      --Navigator Class
        Years Ended Mar. 31,
        1999                $37.12         $ .03        $ 6.02      $ 6.05        $ --        $(2.66)       $(2.66)    $40.51
        1998                 27.04            --         11.58       11.58          --         (1.50)        (1.50)     37.12
        1997                 25.26           .02          3.17        3.19          --         (1.41)        (1.41)     27.04
        1996                 20.03           .09          5.78        5.87        (.17)         (.47)         (.64)     25.26
        1995(A)              19.11           .07           .85         .92          --            --            --      20.03

Total Return Trust
      --Navigator Class
        Years Ended Mar. 31,
        1999                $24.87          $.61        $(2.36)     $(1.75)      $(.65)      $(1.20)       $(1.85)    $21.27
        1998                 19.53           .66          7.29        7.95        (.58)       (2.03)        (2.61)     24.87
        1997                 16.52           .65          3.48        4.13        (.56)        (.56)        (1.12)     19.53
        1996                 12.83           .62          3.72        4.34        (.65)          --          (.65)     16.52
        1995(A)              12.66           .15           .25         .40        (.06)        (.17)         (.23)     12.83
------------------------------------------------------------------------------------------------------------------------------



                                         Ratios/Supplemental Data
                       ------------------------------------------------------------------------
                                                         Net
                                                        Investment                    Net Assets,
                                         Expenses     Income (Loss)    Portfolio       End of
                           Total        to Average     to Average      Turnover         Year
                           Return       Net Assets     Net Assets        Rate        (in thousands)
----------------------------------------------------------------------------------------------------------------------
Value Trust
      --Navigator Class
        Years Ended Mar. 31,
        1999                 51.33%          .72%            .6%          19.3%     $ 814,403
        1998                 56.90%          .73%            .9%          12.9%       179,664
        1997                 34.97%          .77%           1.4%          10.5%        83,752
        1996                 43.53%          .82%           1.8%          19.6%        52,332
        1995(A)               8.11%(B)       .82%(C)        1.8%(C)       20.1%(C)     36,519

Special Investment Trust
      --Navigator Class
        Years Ended Mar. 31,
        1999                 18.01%          .78%            .1%          47.8%      $ 71,492
        1998                 44.42%          .80%            --           29.8%        63,299
        1997                 12.81%          .85%            .1%          29.2%        41,415
        1996                 29.85%          .88%           1.0%          35.6%        35,731
        1995(A)               4.81%(B)       .90%(C)        1.0%(C)       27.5%(C)     26,123

Total Return Trust
      --Navigator Class
        Years Ended Mar. 31,
        1999                 (7.18)%         .82%           2.7%          44.2%      $ 15,275
        1998                 43.94%          .83%           3.1%          20.6%        17,792
        1997                 25.67%          .86%           3.7%          38.4%        10,048
        1996                 34.67%          .94%           4.2%          34.7%         7,058
        1995(A)               2.28%(B)       .86%(C)        3.6%(C)       61.9%(C)      4,823


----------------------------------------------------------------------------------------------------------------------

(A) For the period December 1, 1994 (commencement of sale of Navigator Class shares) to March 31, 1995.
(B) Not annualized.
(C) Annualized.

      See notes to financial statements.

Notes to Financial Statements
Value Trust
Special Investment Trust
Total Return Trust
(Amounts in Thousands)
-------------------------------------------------------------------------------
1. Significant Accounting Policies:
          The Legg Mason Value Trust, Inc. ("Value Trust"), the Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and the Legg Mason Total Return Trust, Inc. ("Total Return Trust") (each a "Fund") are registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.
           Each Fund consists of two classes of shares: Primary Class, offered since 1982 for Value Trust, and since 1985 for Special Investment Trust and Total Return Trust; and Navigator Class, offered to certain institutional investors since December 1, 1994, for each Fund. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation
           Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over-the-counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Foreign Currency Translation
          The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
          (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and
          (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
           The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly for Value Trust and Total Return Trust, and annually for Special Investment Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

-------------------------------------------------------------------------------



      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 1999, receivables for securities sold and payables for securities purchased for each of the Funds were as follows:

                                    Receivable for             Payable for
                                    Securities Sold       Securities Purchased
----------------------------------------------------------------------------
      Value Trust                       $13,180                     $129,847
      Special Investment Trust            8,530                       22,789
      Total Return Trust                     --                        3,539

      Federal Income Taxes
           No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
           For the year ended March 31, 1999, investment transactions (excluding short-term investments) were as follows:

                                          Purchases         Proceeds From Sales
-------------------------------------------------------------------------------
      Value Trust                        $3,392,175                  $1,226,334
      Special Investment Trust              731,341                     766,134
      Total Return Trust                    276,046                     330,464

           At March 31, 1999, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:


                                                                                        Net Appreciation/
                                       Cost        Appreciation     (Depreciation)         (Depreciation)
----------------------------------------------------------------------------------------------------------------------
      Value Trust                   $5,836,827      $5,483,167        $(325,924)           $5,157,243
      Special Investment Trust       1,419,722         767,124         (249,232)              517,892
      Total Return Trust               474,772         155,173          (46,125)              109,048

3. Repurchase Agreements:
           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser, acting under the supervision of their Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

-------------------------------------------------------------------------------


4. Transactions With Affiliates:
           Each Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly at annual rates of each Fund's average daily net assets.
           LMFA has agreed to waive indefinitely its fees in any month to the extent Total Return Trust's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 0.95% of average daily net assets for Navigator shares and 1.95% of average daily net assets for Primary shares. The Funds' agreements with LMFA provide that expense reimbursements be made to Value Trust and Special Investment Trust for audit fees and compensation of the Funds' independent directors. The following chart shows the annual rates of advisory fees and audit and director fee reimbursements for each Fund:


                                                                                                Year Ended
                                                                                              March 31, 1999   At March 31, 1999
                                                                                              --------------   -----------------
                                                                                                 Audit and
                                        Advisory                  Asset             Expense    Director Fee        Advisory
      Fund                                 Fee                 Breakpoint         Limitation   Reimbursement      Fee Payable
--------------------------------------------------------------------------------------------------------------------------------
      Value Trust                          1.00%        $0-$100 million              NA            $57           $5,693
                                           0.75%        $100 million-$1 billion
                                           0.65%        in excess of $1 billion
      Special Investment Trust         same as above    same as above                NA             46            1,117
      Total Return Trust                   0.75%        all assets                  .95%            NA              384


           Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee, based on each Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:


                                                                  At March 31, 1999
                                                             ---------------------------
                                     Distribution    Service  Distribution and Service
      Fund                                Fee          Fee          Fees Payable
----------------------------------------------------------------------------------------
      Value Trust                        0.70%        0.25%            $7,537
      Special Investment Trust           0.75%        0.25%             1,499
      Total Return Trust                 0.75%        0.25%               498


           Value Trust paid $5 in brokerage commissions to Legg Mason for Fund security transactions for the year ended March 31, 1999. Total Return Trust and Special Investment Trust paid no brokerage commissions to Legg Mason for the year ended March 31, 1999.
           Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended March 31, 1999: Value Trust, $750; Special Investment Trust, $273; and Total Return Trust, $102.
          LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

-------------------------------------------------------------------------------

5. Line of Credit:
           The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended March 31, 1999, the Funds had no borrowings under the line of credit.

6. Fund Share Transactions:
           At March 31, 1999, there were 100,000 shares authorized at $.001 par value for the Navigator class of Value Trust. The Navigator class of Special Investment Trust and Total Return Trust each have 50,000 shares authorized at $.001 par value.
           Share transactions were as follows:



                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased              Net Change
                                          ------------------  ------------------ ------------------   ---------------------
                                          Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
---------------------------------------------------------------------------------------------------------------------------

Value Trust
      --Navigator Class
        Year Ended March 31, 1999          8,759   $469,123       133   $7,050    (1,512)   $(85,902)      7,380   $390,271
        Year Ended March 31, 1998          1,680     74,966       150    6,238      (719)    (31,759)      1,111     49,445

      Special Investment Trust
      --Navigator Class
        Year Ended March 31, 1999            403    $13,258       133   $4,362      (476)   $(16,329)         60     $1,291
        Year Ended March 31, 1998            587     19,039        81    2,349      (494)    (15,732)        174      5,656

      Total Return Trust
      --Navigator Class
        Year Ended March 31, 1999            172     $3,717        61   $1,369      (230)    $(4,977)          3       $109
        Year Ended March 31, 1998            265      5,997        75    1,559      (140)     (3,155)        200      4,401

Report of Independent Accountants



To the Board of Directors and
Shareholders of                       Legg Mason Value Trust, Inc.
                                      Legg Mason Special Investment Trust, Inc.
                                      Legg Mason Total Return Trust, Inc.:

   In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., and Legg Mason Total Return Trust, Inc. (hereafter referred to as the "Funds") at March 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP


Baltimore, Maryland
April 30, 1999

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD



      This report is not to be distributed unless preceded or accompanied by a prospectus.
                      Legg Mason Wood Walker, Incorporated
                   -----------------------------------------

                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-002
5/99